UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, New York	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.10 par value	MTX	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[☐]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, the Board of Directors (the “Board”) of Minerals Technologies Inc. (the “Company”) elected Dr. Kristina M. Johnson as a member of the Board, effective May 13, 2024.  A copy of the press release announcing Dr. Johnson’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As a new member of the Board, Dr. Johnson will be entitled to the same compensation provided to each of the current non-employee members of the Board. This includes an annual retainer fee of $205,000, comprised of $80,000 paid in cash and $125,000 in phantom stock units which have the economic value of one share of the Company’s common stock. Under the Company’s Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (the “Deferred Compensation Plan”), Dr. Johnson will have the right to defer her fee, which would then be credited to her account as phantom stock units. Dr. Johnson will also be eligible to receive additional phantom stock units awarded pursuant to the Deferred Compensation Plan.

In addition, the Company will enter into an indemnification agreement with Dr. Johnson (the “Indemnification Agreement”) the terms of which are consistent with those previously executed by each of the current members of the Board. The form of such Indemnification Agreement is more fully described in the Company’s Current Report on Form 8-K filed on May 8, 2009, which description is incorporated by reference herein. Such description does not purport to be complete, however, and is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 8, 2009, and incorporated herein by reference.

The Board has not yet made a determination regarding any committee assignments for Dr. Johnson.  There are no arrangements or understandings between Dr. Johnson and any other persons pursuant to which Dr. Johnson was elected as a director. There are no current or proposed transactions in which the Company is a participant and for which disclosure is required with respect to Dr. Johnson under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release dated March 26, 2024
		104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Timothy J. Jordan
	Name:	Timothy J. Jordan
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: March 26, 2024